Rule 497(d)

                       The First Trust Combined Series 287

                 Supplement to the Prospectus Dated May 14, 2009


         Commencing May 20, 2009, BondWave, LLC ("BondWave"), an affiliate of the Sponsor, has been appointed by First Trust Advisors L.P. to act as sub-Portfolio Supervisor for the Trust. BondWave, based in Wheaton, Illinois, specializes in providing strategies and solutions for the management of fixed-income investments. The compensation paid to BondWave for providing sub-portfolio supervisory services to the Trust will be paid by First Trust Advisors L.P. out of the fee it receives as the Trust's Portfolio Supervisor and will not result in an increase in the estimated Trust operating expenses described in the Prospectus.

May 20, 2009